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                                                                   EXHIBIT 10.13



                                 MUTUAL RELEASE


         This Mutual Release (the "Release"), dated as of this 6th day of October, 1995, by and between (1) each of Dart Group Corporation, a Delaware corporation ("Dart"), Crown Books Corporation, a Delaware corporation ("Crown Books"), Trak Auto Corporation, a Delaware corporation ("Trak Auto"), Cabot-Morgan Real Estate Company, a Delaware corporation ("Cabot-Morgan") and Dart/SFW Corp., a Delaware corporation ("Dart/SFW"), and (2) each of Ronald S. Haft and Combined Properties, Inc., a District of Columbia corporation ("CPI").

                                   WITNESSETH

         WHEREAS, Dart and Ronald S. Haft are parties to that certain Settlement Agreement, of even date herewith (the "Settlement Agreement") which provides, inter alia, for the execution and delivery of this Release by the parties hereto at the closing of the transactions contemplated by the Settlement Agreement; and

         WHEREAS, the closing of the transactions contemplated by the Settlement Agreement is occurring on the date hereof;

         NOW THEREFORE, for and in consideration of the premises and of the mutual promises and agreements herein contained, the parties hereto agree as follows:

         Section 1. Release by Dart and Affiliates. Dart, Crown Books, Trak Auto, Cabot-Morgan and Dart/SFW for themselves and their respective heirs, executors, administrators, successors, assigns and controlled affiliates and their respective present and former officers, directors, employees, attorneys and agents (collectively, the "Dart Release Parties"), hereby permanently, irrevocably and unconditionally release and forever discharge
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Ronald S. Haft and CPI, and their respective heirs, executors, administrators, successors, assigns and present and former employees, attorneys and agents and CPI's present and former officers, directors and controlled affiliates (collectively, the "RSH/CPI Release Parties"), from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorneys' fees and lawsuits of every kind and description whatsoever, in law or equity, whether known or unknown, now existing or which may hereafter arise against the RSH/CPI Release Parties, or any of them, under the laws of the United States, any State thereof, or any other jurisdiction, for or by reason of any matter, cause, or thing whatsoever prior to the date hereof, including, without limitation, any of the claims asserted against the RSH/CPI Release Parties in the actions listed in the Schedule of Litigation (Schedule 3.7) to the Settlement Agreement, regardless of whether future damages may result therefrom.

         Section 2. Release by Ronald S. Haft, CPI and Affiliates. Ronald S. Haft and CPI, for themselves and all of the other RSH/CPI Release Parties, hereby permanently, irrevocably and unconditionally release and forever discharge Dart, Crown Books, Trak Auto, Cabot-Morgan, Dart/SFW and all of the other Dart Release Parties from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorneys' fees and lawsuits of every kind and description whatsoever, in law or equity, whether known or unknown, now existing or which may hereafter arise against the Dart Release Parties, or any of them, under the




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laws of the United States, any State thereof, or any other jurisdiction, for or by reason of any matter, cause, or thing whatsoever prior to the date hereof, including, without limitation, any of the claims asserted in the lawsuit captioned Ronald S. Haft v. Dart Group Corporation, Delaware Chancery Court, CA-13736, regardless of whether future damages may result therefrom.

         Section 3. Non-Assignment. Dart, Crown Books, Trak Auto, Cabot-Morgan and Dart/SFW each represent and warrant to Ronald S. Haft and CPI that they have not assigned or transferred any claim they have or may have arising out of or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof against any of the RSH/CPI Release Parties to any other person or entity. Likewise, Ronald S. Haft and CPI represent and warrant to Dart, Crown Books, Trak Auto, Cabot-Morgan and Dart/SFW that they have not assigned or transferred any claim they have or may have arising out of or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof against any of the Dart Release Parties to any other person or entity.

         Section 4. No Release of Other Hafts, Michael Klein, Wilmer, Cutler & Pickering or Partnerships or Corporations other than CPI, Dart and Dart Affiliates. Notwithstanding any other provision of this Release, neither Herbert H. Haft, Gloria G. Haft, Robert M. Haft, Linda G. Haft, Michael Klein, the law firm of Wilmer, Cutler & Pickering nor any partnerships or corporations other than CPI, Dart and Dart affiliates shall be deemed to be among the persons constituting either Dart Release Parties or RSH/CPI Release Parties for purposes of this Release.





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         Section 5.  Indemnification for RSH from Actions By Dart Against RSH
Partnerships. Dart agrees to indemnify RSH for and hold him harmless from reasonable attorneys fees, costs and damages that may be incurred by him as a result of any action brought by Dart against any partnership in which RSH is a general partner and, in the case of limited partnership interests, only to the extent of such limited partnership interest, provided that RSH and CPI cooperate with Dart's prosecution of any such action and provided further that Dart is not obligated to indemnify RSH for any amounts incurred by him or for which he may be liable as a result of any claim by Dart against any individual for breach of fiduciary duty owed to Dart or any of its affiliates.

         Section 6. Severability; Enforceability. In case any provision in this Release is held to be illegal, invalid or unenforceable under present or future laws effective while this Release remains in effect, the legality, validity and enforceability of the remaining provisions will not in any way be affected or impaired thereby, and in lieu of each such illegal, invalid or unenforceable provision the parties shall negotiate in good faith to add a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the parties have bargained hereunder.

         Section 7. Governing Law. This Release will be governed by and construed in accordance with the law of the State of Delaware, without regard to its principles concerning conflicts of law, and any actions under this Release shall be brought





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exclusively in the courts of the State of Delaware or the United States
District Court for the District of Delaware.

         Section 8. Counterparts. This Release may be executed in any number of counterparts, whether transmitted by telecopier or otherwise, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused this Release to be executed on their behalf, on the date first written above.


/s/ Larry G. Schafran                           DART GROUP CORPORATION
--------------------------
Larry G. Schafran


                                                BY: /s/ Robert A. Marmon
                                                    ----------------------------


/s/ Bonita A. Wilson                            CROWN BOOKS CORPORATION
---------------------------
Bonita A. Wilson


                                                BY: /s/ Robert A. Marmon
                                                    ----------------------------




/s/ Douglas M. Bregman                          TRAK AUTO CORPORATION
---------------------------
Douglas M. Bregman


                                                BY: /s/ Robert A. Marmon
                                                    ----------------------------



/s/ Robert A. Marmon                            CABOT-MORGAN REAL ESTATE
---------------------------                        COMPANY
Robert A. Marmon



                                                BY: /s/ Robert A. Marmon
                                                    ----------------------------




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/s/ Ronald S. Haft                              DART/SFW CORP.
--------------------------
Ronald S. Haft



                                                BY: /s/ Robert A. Marmon
                                                    ----------------------------



                                                COMBINED PROPERTIES, INC.



                                                BY: /s/ Ronald S. Haft
                                                    ----------------------------





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